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                      SECURITIES AND EXCHANGE COMMISSION
                            Washington, D.C. 20549

                          --------------------------

                                   FORM 8-A


              FOR REGISTRATION OF CERTAIN CLASSES OF SECURITIES
                   PURSUANT TO SECTION 12(b) OR (g) OF THE
                       SECURITIES EXCHANGE ACT OF 1934

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                       COMPLETE WELLNESS CENTERS, INC.
            (Exact name of registrant as specified in its charter)

               DELAWARE                               52-1910135
       (State of incorporation                     (I.R.S. Employer
          or organization)                      Identification Number)

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             725 INDEPENDENCE AVE., S.E., WASHINGTON, D.C. 20003
             (Address of principal executive offices) (Zip code)

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        Securities to be registered pursuant to Section 12(b) of the Act:

                                     None

        If this Form relates to the registration of a class of debt securities and is effective upon filing pursuant to General Instruction A.(c)(1), please check the following box. [ ]

        If this Form relates to the registration of a class of debt securities and is to become effective simultaneously with the effectiveness of a concurrent registration statement under the Securities Act of 1933 pursuant to General Instruction A.(c)(2), please check the following box. [ ]

        Securities to be registered pursuant to Section 12(g) of the Act:

                      Common Stock, $.0001665 par value
                               (Title of class)

                  Redeemable Common Stock Purchase Warrants
                               (Title of class)


































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ITEM 1. DESCRIPTION OF REGISTRANT'S SECURITIES TO BE REGISTERED.

        The description of the securities of Registrant to be registered hereunder is set forth under the heading "Description of Securities" in Registrant's Registration Statement on Form SB-2, as amended (Registration No. 333-18921) (the "Registration Statement"), filed by Registrant with the Securities and Exchange Commission, which description is incorporated herein by reference.


ITEM 2. EXHIBITS.

        1. Registrant's Prospectus is contained within the Registration Statement and is incorporated herein by reference.

        2. Certificate of Incorporation, as amended, of Registrant is set forth as Exhibit 3.1 to the Registration Statement and is incorporated herein by reference.

        3. By-Laws of Registrant are set forth as Exhibit 3.2 to the Registration Statement and are incorporated herein by reference.

        4.      Specimen Common Stock Certificate of Registrant is set forth as
Exhibit 4.1 to the Registration Statement and is incorporated herein by reference.

        5. Specimen Warrant Certificate of Registrant is included in Form of Warrant Agreement between Registrant and American Stock Transfer & Trust Company as Warrant Agent, which is set forth as Exhibit 4.3 to the Registration Statement and is incorporated herein by reference.














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                                  SIGNATURE

        Pursuant to the requirements of Section 12 of the Securities Exchange Act of 1934, the registrant has duly caused this registration statement to be signed on its behalf by the undersigned, thereto duly authorized.


                                COMPLETE WELLNESS CENTERS, INC.
                                        (Registrant)



Date:  February 7, 1997         By:      /s/ E. Eugene Sharer
                                   ---------------------------------------
                                             E. Eugene Sharer
                                    President, Chief Operating Officer,
                                   Chief Financial Officer and Treasurer












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